UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SOLITARIO RESOURCES CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

☐	Fee paid previously with preliminary materials.

SOLITARIO RESOURCES CORPORATION

Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more.

Toll Free 1-866-964-0492

www.computershare.com/noticeandaccess

Notice of Availability of Proxy Materials for SOLITARIO RESOURCES CORP. Annual General and Special Meeting

Meeting Date and Location:

When: June 19, 2025
10:00 am (Mountain Time)

Where: 4251 Kipling Street, Suite 390,
Wheat Ridge, CO 80033

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You are receiving this notice to advise that the proxy materials for the above noted securityholders' meeting are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We remind you to access and review all of the important information contained in the information circular and other proxy materials before voting.

The information circular and other relevant materials are available at:

www.envisionreports.com/SLRQ2025

OR

www.sedarplus.ca

How to Obtain Paper Copies of the Proxy Materials

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Securityholders may request to receive paper copies of the current meeting materials by mail at no cost. Requests for paper copies may be made using your Control Number as it appears on your enclosed Voting Instruction Form or Proxy. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than June 9, 2025. If you do request the current materials, please note that another Voting Instruction Form/Proxy will not be sent; please retain your current one for voting purposes.

For Holders with a 15 digit Control Number:

Request materials by calling Toll Free, within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your Voting Instruction Form or Proxy.

To obtain paper copies of the materials after the meeting date, please contact 1-800-229-6827.

For Holders with a 16 digit Control Number:

Request materials by calling Toll Free, within North America - 1-877-907-7643 or direct, from Outside of North America - Eng: 303-562-9305 + Fre: 303-562-9306 and entering your control number as indicated on your Voting Instruction Form.

To obtain paper copies of the materials after the meeting date, please contact 1-800-229-6827.

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Securityholder Meeting Notice

The resolutions to be voted on at the meeting are listed below along with the Sections within the Information Circular where disclosure regarding the matter can be found.

1. **Election of Directors** - *Election of Directors*

2. **Advisory Vote on Executive Compensation** - *Advisory Vote on Executive Compensation*

3. **An Amendment to the Company's Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock of Solitario to 200,000,000 Shares of Common Stock from the Current 100,000,000 Shares of Common Stock -** *An Amendment to the Company's Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock of Solitario to 200,000,000 Shares of Common Stock from the Current 100,000,000 Shares of Common Stock*

4. **Appointment of Auditors** - *Ratification of the Appointment of Assure CPA, LLC as Solitario's Independent Registered Public Accounting Firm for Fiscal year 2025.*

5. **Other Business** - *The proxyholder is authorized to vote in their discretion on such other business as may properly come before the meeting and all adjournments thereof.*

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THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Voting

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your securities you must vote using the methods reflected on your enclosed Voting Instruction Form or Proxy.

PLEASE VIEW THE INFORMATION CIRCULAR PRIOR TO VOTING

Annual Financial statement delivery

• All Registered and Beneficial holders are included in this mailing

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